SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[x]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to section 240.14a-11(c) or section
       240.14a-12

                               EASTERN
 ...............................................................................
           (Name of Registrant as Specified In Its Charter)

 ...............................................................................
    (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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       Rule 14a-6(i)(3).
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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                             THE EASTERN COMPANY
                            NAUGATUCK, CONNECTICUT
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                               INFORMATION COPY



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   TO OUR STOCKHOLDERS
        We are pleased to enclose a check for 11.5 cents per share upon the Company's common stock, payable March 15, 1997, to stockholders of record February 28, 1997.
        This is our 226th consecutive quarterly dividend.

                                               S.G. Sweet, President & CEO
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                             THE EASTERN COMPANY

                 A PROUD HISTORY OF 139 YEARS OF INDEPENDENCE

                       A BRIGHT FUTURE FOR SHAREHOLDERS

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Dear Eastern Shareholder:

With this payment of our 226th consecutive quarterly dividend, your Board of Directors has voted its confidence that Eastern's long-term prospects continue to be positive. Our record of dividend payment clearly reflects management's long-standing commitment to delivering shareholder value through dividend distribution as well as improved market performance.

As we have previously written you, the Company's Annual Meeting is scheduled for March 26, 1997. If you have not received your proxy materials, or if you have any questions or require any assistance with voting your shares, please call Georgeson & Company Inc., who is assisting us in the solicitation of proxies, toll-free at 1-800-228-2064.

                                    Thank you for your continuing support,
                                    THE EASTERN COMPANY